DATA NATIONAL CORPORATION
                           1997 STOCK OPTION PLAN

     1. PURPOSES. The purposes of this 1997 Stock Option Plan are to further the interests of DATA NATIONAL CORPORATION by (i) providing incentives for employees and consultants of the Company who may be designated for participation in the Plan, (ii) to provide additional means of attracting and retaining competent personnel, and (iii) to secure and increase the proprietary interest of such persons in the continued success of the business of the Company.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          2.1 Board. "Board" shall mean the Board of Directors of the Company.

          2.2 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          2.3 Committee. "Committee" shall mean the Executive Compensation Committee, if any, established by the Board in accordance with Section 3 to administer this Plan. In the event that the Board has not established a Committee, the members of the Committee have not been appointed, or the Committee is not functional for any other reason, then all references herein to the Committee during any such period shall be deemed to refer to the Board.

          2.4 Common Shares. "Common Shares" shall mean the Voting Common Shares of the Company, par value $.001.

          2.5 Company. "Company" shall mean Data National Corporation, a Colorado corporation. In the event of the existence of one or more Parent or Subsidiary corporations of the Company, then all references herein to the Company shall include a reference to such Parent and Subsidiary corporations, as the context so requires to permit the granting of Options to any Employee or Consultant of any such Parent or Subsidiary pursuant to this Plan.

          2.6 Consultant. "Consultant" shall mean (i) any person who is engaged by the Company as a consultant or adviser to render bona fide consulting or advisory services to the Company and is compensated for such consulting services, and (ii) any director of the Company whether compensated for such services or not. The words "consultant" and "adviser" in part (i) of the previous sentence shall be given the meanings which are generally given such words within the scope of Rule 701 promulgated under the Securities Act of 1933. No Options shall be awarded pursuant to this Plan to Consultants for services rendered in connection with the offer and sale of securities in a capital-raising transaction.

          2.7 Employee. "Employee" shall mean any common law employee of the Company, including officers.

          2.8 Incentive Stock Option. "Incentive Stock Option" shall mean a stock option which (i) is granted pursuant to the Plan, and (ii) is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Incentive Stock Options shall be granted only to Employees.
Section 422 of the Code provides specific tax treatment for Incentive Stock Options, which may be viewed by Employees as favorable.

          2.9 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean a stock option which (i) is granted pursuant to the Plan, and (ii) is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          2.10 Option. "Option" shall mean any stock option granted pursuant to the Plan, including both Incentive Stock Options and Non-Qualified Stock Options.

          2.11 Optionee and Optionees. "Optionee" shall mean any Employee or Consultant who has been granted an Option pursuant to this Plan. "Optionees" shall collectively mean the Employees and Consultants who have been granted Options pursuant to this Plan.

          2.12 Parent. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          2.13 Plan.  "Plan" shall mean this 1997 Stock Option Plan of the
Company.

          2.14 Subsidiary. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   ADMINISTRATION.

          3.1 Executive Compensation Committee. The Plan shall be administered by an Executive Compensation Committee appointed by the Board. The Committee shall consist of not less than three (3) members, all of whom shall also be a director of the Company, an officer of the Company, or a member of the Advisory Board of Directors of the Company, if any. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, or remove all members of the Committee and thereafter directly administer the Plan.

          3.2 Procedure. Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to the Plan and to any Options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or relating to the Plan shall be determined unilaterally by and at the sole discretion of the Committee. Members of the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to him or her.

          3.3 Effect of Committee's Decision. Except as otherwise provided in the following sentence, all decisions, determinations, and interpretations of the Committee shall be final and binding on all holders of any Options granted pursuant to the Plan. At any time in its own discretion, or at the request of one or more officers of the Company or members of the Committee, the Board may review, investigate, or oversee any decisions, determinations, or interpretations of the Committee, and may approve or reverse any such action of the Committee, provided that the Board shall only reverse a decision, determination, or interpretation of the Committee within a reasonable time after the date such action is finally adopted by the Committee.

     4.   TYPES OF OPTIONS, PARTICIPANTS, AND ALLOTMENTS.

          4.1 Types of Options. Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options. The type of Option granted in each instance shall be at the discretion of the Committee, taking into account such factors and considerations as the Committee shall determine are appropriate in each instance, and as reflected in the terms of the written option agreement; provided that Incentive Stock Options may only be granted to Employees. Among the factors considered by the Committee may be the requirement in Section 422(a)(1) of the Code that favorable tax treatment under Section 421 of the Code is available for Incentive Stock Options only if there is no disposition of any Common Share within two (2) years from the date of the granting of the Option nor within one (1) year after the transfer of the Common Share to the Optionee. The Committee shall use a written option agreement in substantially the form attached hereto as Exhibit 1 in the case of the grant of an Incentive Stock Option, and a written option agreement in substantially the form attached hereto as Exhibit 2 in the case of the grant of a Non-Qualified Stock Option.

          4.2 Participants. Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. The Committee shall determine and designate from time to time those Employees and Consultants of the Company to whom Non-Qualified Options are to be granted, and those Employees to whom Incentive Stock Options are to be granted, and who
thereby become participants in the Plan.   An Employee or Consultant who has
been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options. All participants in the Plan shall be provided with a copy of the Plan.

          4.3 Allotment. The Committee shall allot Options to such Employees and Consultants in such amounts as the Committee shall from time to time determine; provided, however, that no Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined as of the time the Option is granted) of the Commons Shares for which such Optionee has been granted Incentive Stock Options exercisable for the first time by such Employee during any calendar year under all incentive stock option plans of the Company and any Parent and Subsidiary would exceed $100,000. The Plan shall not confer upon any Optionee any right with respect to continuation of an employment, consulting, or advisory relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment, consulting, or advisory relationship at any time.

          4.4 Option Grant Period. NO OPTION SHALL BE GRANTED AFTER THE DATE WHICH IS TEN (10) YEARS FROM THE DATE THE PLAN IS ADOPTED BY THE BOARD, OR THE DATE THE PLAN IS APPROVED BY THE COMPANY'S SHAREHOLDERS, WHICHEVER IS EARLIER.

     5. SHARES SUBJECT TO THE PLAN. Subject to the provisions of subsection 8.1, the Committee may from time to time grant Options to Employees and Consultants entitling the holders thereof to purchase up to an aggregate of 250,000 Common Shares. If any Option granted under the Plan shall terminate or expire unexercised, in whole or in part, the Common Shares so released may be made the subject of additional Options granted under the Plan. The Company shall reserve and keep available such number of Common Shares as will satisfy the requirements of all outstanding Options granted under the Plan.

     6.   TERMS AND CONDITIONS.

          6.1 Exercise Price. The per Common Share exercise price for the Common Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Committee, except that:

          6.1.1 In the case of an Incentive Stock Option, the exercise price shall not be less than one hundred percent (100%) of the fair market value of a Common Share on the date the Incentive Stock Option is granted, provided that if an Incentive Stock Option is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary corporations, the exercise price shall be at least one hundred ten percent (110%) of the fair market value of a Common Share on the date the Incentive Stock Option is granted; and

          6.1.2 In the case of a Non-Qualified Stock Option, the exercise price shall be determined by the Committee.

          6.2 Fair Market Value. The fair market value of a Common Share shall be determined in good faith by the Committee in its discretion; provided, however, that if there is a public market for the Common Shares, the fair market value per Common Share shall be the mean of the bid and ask prices of the Common Shares for the date of grant, as reported by any one of the Wall Street Journal, the National Association of Securities Dealers Automated Quotation (NASDAQ) System, or any other recognized reporting medium, or, in the event the Common Shares are listed on a stock exchange, the fair market value per Common Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal. For purposes of determining whether the fair market value of stock equals the option price (as required by Section 422(b)(4) of the Code), the Common Shares must be valued without regard to any restriction other than a restriction which, by its terms, will never lapse.

          6.3 Consideration. The consideration to be paid for the Common Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, other Common Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which the Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of the Common Shares to the extent permitted under Section 7-106-202 of the Colorado Business Corporation Act. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          6.4 Additional Option Terms. The Committee shall, in its sole discretion, but within the limitations provided in the Plan and by the Code in the case of Incentive Stock Options, determine whether any particular Option shall become exercisable in one or more installments, specify the installment dates, and determine the total period during which the Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify the Incentive Stock Options as "incentive stock options" under the provisions of Section 422 of the Code. The Committee may also, in its sole discretion, authorize acceleration of the exercise of an Option or installment.

          6.5 Exercise Period. No Option shall be exercisable after the expiration of such Option, which expiration shall occur upon the earliest of:

               6.5.1     In the case of any Option granted to an Employee, ten
(10) years from the date the Option is granted, or such shorter term as may be provided in the Option granted; or

               6.5.2 In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, five (5) years from the date the Incentive Stock Option is granted, or such shorter term as may be provided in the Option granted; or

               6.5.3 In the case of any Option granted to an Employee, the earliest of:

                    6.5.3.1 The date on which he or she is notified in writing by the Company that his or her employment with the Company is being terminated; or

                    6.5.3.2 The date on which he or she notifies the Company that his or her employment with the Company will cease; or

                    6.5.3.3 If neither party provides notice of the termination or cessation of employment, on the date on which his or her employment with the Company ceases; or

               6.5.4     In the case of any Option granted to a Consultant, one
(1) year from the date the Option is granted, or such other term as may be provided in the Option granted, provided that such term may not exceed ten
(10) years from the date the Option is granted; or

               6.5.5 The date upon which the Option terminates pursuant to subsection 8.2 of the Plan; or

               6.5.6 The date upon which the Option terminates pursuant to subsection 8.3 of the Plan.

          6.6  Exercise Restrictions and Requirements.

               6.6.1 Incentive Stock Option Vesting Period. In the case of any Incentive Stock Option granted to an Employee, subject to the provisions of paragraph 6.6.2, such Option shall be exercisable prior to such Option's expiration as follows:

                         6.6.1.1  During the period beginning one (1) year from
the date of the grant of the Option and ending two (2) years from the date of such grant, the Optionee shall have the right to exercise the Option for at most 20% of the initial number of Common Shares subject to the Option;

                         6.6.1.1  During the period beginning two (2) years
from the date of the grant of the Option and ending three (3) years from the date of such grant, the Optionee shall have the right to exercise the Option for at most an additional 20% of the initial number of Common Shares subject to the Option;

                         6.6.1.3  During the period beginning three (3) years
from the date of the grant of the Option and ending four (4) years from the date of such grant, the Optionee shall have the right to exercise the Option for at most a second additional 20% of the initial number of Common Shares subject to the Option; and

                         6.6.1.4  During the period beginning four (4) years
from the date of the grant of the Option and ending ten (10) years from the date of such grant, the Optionee shall have the right to exercise the Option for all the remaining Common Shares subject to the Option.

               6.6.2 Additional Incentive Stock Option Vesting Period Requirements. The Optionee's right to purchase Common Shares in accordance with paragraph 6.6.1 shall be cumulative. The Committee may in its discretion grant the Optionee the right to exercise his or her Option for a smaller or larger percentage of the Common Shares subject to the Option during the period beginning one (1) year from the date of the grant of the Option and ending nine (9) years from the date of such grant.

               6.6.3  Additional Incentive Stock Option Exercise
Requirements. An Incentive Stock Option may be exercised by an Optionee only if such Optionee (i) is currently an Employee of the Company, and (ii) has maintained continuous status as an Employee at all times during the period beginning on the date of the granting of the Option and ending at the time of the exercise of the Option. The phrase "continuous status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave or absence approved by the Committee; provided that either (i) such leave is for a period of not more than ninety (90) days, or (ii) reemployment upon the expiration of such leave is guaranteed by either contract or statute.

     7.  EXERCISE OF OPTION.

               7.1 Procedure for Exercise. Subject to the terms hereof, any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan. An Option may not be exercised for a fraction of a share. An Option may be exercised in whole or in part only by the delivery by the Optionee (or legal representative thereof) of written notice to the Company in accordance with the terms of the applicable stock option agreement by the person entitled to exercise the Option and full payment for the Common Shares with respect to which notice of exercise has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under subsection 6.3 of the Plan.

               7.1.1 In the event of failure of the Optionee to take and pay for the number of Common Shares specified in the notice of exercise by the date stated therein, the Option shall become inoperative as to such number of Common Shares, but shall continue with respect to any remaining Common Shares subject to the Option as to which notice of exercise has not been given.

               7.1.2 Exercise of an Option in any manner shall result in a decrease in the number of Common Shares which thereafter may be available both for purposes of the Plan and for sale under the Option.

          7.2 Registration and Compliance with Rules. The Option may not be exercised until the Company has taken all action to comply with all federal and state laws, rules, and regulations and the rules and regulations of any securities exchange on which the Common Shares may then be listed applicable to the issuance of the Common Shares to be acquired, as the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable. If the Company shall be advised by its counsel that shares of stock deliverable upon any exercise of an Option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Company may effect registration or obtain consent, and delivery of shares by the Company may be deferred until registration is effected or consent obtained. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained.

          7.3 Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to the Common Shares covered by the Option until payment for such Common Shares shall have been made in full and until the date of the issuance of a share certificate for such Common Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in subsection
8.1 of the Plan.

          7.4  Investment Intent and Restrictions on Transfer of Common
Shares.

               7.4.1 Investment Representation Letter. Unless the Common Shares to be acquired pursuant to the exercise of the Option shall have been registered under the Securities Act of 1933, as amended (the "Act"), prior to such exercise, each notice of the exercise of the Option shall be accompanied by an Investment Representation Letter in the Form attached as Exhibit B to each of the form stock option agreements, such Investment Representation Letter to include a representation that any of the Common Shares purchased pursuant to the Option shall be acquired for investment only, and not with a view to, or for sale in connection with, any public distribution, or that any subsequent resale of any of such Common Shares either shall be made pursuant to a registration statement under the Act which has become effective and is current with regard to the Common Shares being sold, or shall be made pursuant to an exemption from registration under the Act.

               7.4.2  Restrictions on Transfer and Stock Certificate
Legend. The Common Shares issued upon exercise of an Option will be "restricted securities" within the meaning of Rule 144 promulgated under the Act and resales of the Common Shares must be in compliance with Rule 144, the registration requirements of the Act, or an exemption therefrom. The certificates representing the Common Shares shall bear (i) any legend required by applicable Blue Sky or other state securities or corporate laws, and (ii) a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE MARKETED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, OR OTHER MARKETING IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS AND THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

               7.4.3 Restriction on Disposition. Except as otherwise provided in subsections 8.2 and 8.3, Common Shares acquired pursuant to an Incentive Stock Option shall not be disposed of by the holder thereof within twenty-four (24) months from the date of grant of the Option nor within twelve
(12) months from the date of transfer of such Common Shares by the Company to the Optionee, other than pursuant to the laws of descent or distribution.

     8.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          8.1 Capital Restructuring. Subject to any required action by the shareholders of the Company, the number of Common Shares covered by each outstanding Option, and the number of Common Shares which have been authorized for issuance under the Plan, but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of the Option, as well as the price per Common Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Shares, or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. Except as otherwise expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares subject to an Option.

          8.2 Dissolution. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instance, declare that any Option shall terminate as of the date fixed by the Committee, give each Optionee the right to exercise his or her Option as to all or any part of the Common Shares subject to the Option, including Common Shares as to which the Option would not otherwise be exercisable.

          8.3 Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation (other than with a wholly-owned subsidiary) or business entity, the consolidation of the Company with another corporation (other than with a wholly-owned subsidiary) or business entity, or the occurrence of some other acquisitive or divisive reorganization, and provided that any new employer corporation (or its Parent or Subsidiary) does not elect, in compliance with Section 424(a) of the Code, to either issue a new incentive stock option in exchange for a current Incentive Stock Option or assume the current Incentive Stock Option, then the Optionee shall have the right to exercise the Option, including with respect to the Common Shares as to which the Option would not otherwise be exercisable. If an Option becomes fully exercisable in the case of an event described above, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     9. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  AMENDMENT AND TERMINATION OF THE PLAN.

          10.1 Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as it may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Voting Common Stock of the Company:

               10.1.1 Any increase in the aggregate number of Shares subject to the Plan, other than in connection with an adjustment under subsection 8.1 of the Plan; or

               10.1.2 Any change in the designation of the class of Employees or Consultants eligible to be granted Options.

          10.2 Effect of Amendment and Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the President of the Company.

     11. RESERVATION OF COMMON SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Common Shares as shall be sufficient to satisfy the requirements of the Plan.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination to grant such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13. OPTION AGREEMENT. The granting of an option shall take place only when a written option agreement substantially in the form of the Incentive Stock Option Agreement which is attached hereto as Exhibit 1 or in the form of the Non-Qualified Stock Option Agreement which is attached hereto as Exhibit 2, as the case may be, is executed by or on behalf of the Company and the Employee or Consultant to whom the Option is granted and such executed agreement is delivered to the Company.

     14.  EFFECTIVE DATE AND DURATION OF THE PLAN.

          14.1 Effective Date. The Plan shall become effective upon its adoption by the Board. However, unless on, or within twelve (12) months after, the date the Plan is adopted by the Board, the Plan is approved by the holders of a majority of the Voting Common Stock of the Company, the Plan and any Options already granted shall be canceled. If such shareholder approval is obtained by written consent, it must be obtained by the unanimous consent of all voting shareholders of the Company.

          14.2 Termination. No Options shall be granted on or after the tenth anniversary of the date of adoption of the Plan by the Board, or the date the Plan is approved by the Company's shareholders, whichever is earlier. The Plan shall expire on the later of said tenth anniversary date or the date on which all Options granted under the Plan have expired or been exercised in full.

                                   EXHIBIT 1
                           DATA NATIONAL CORPORATION
                        INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made this ---- day of -----------------, ----, by and between DATA NATIONAL CORPORATION, a Colorado corporation (the "Company"), and -------------------------------, an
employee of the Company (the "Optionee").

                                    RECITALS

     WHEREAS, the Board of Directors of the Company has adopted the 1997 Stock Option Plan (the "Plan"); and

     WHEREAS, the Executive Compensation Committee of the Company (the "Committee") considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of the Company's Voting Common Stock in furtherance of the Plan to provide additional compensation to the Optionee, provide incentive for the Optionee to remain in the employ of the Company, and to promote the success of the Company.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the Recitals, the mutual covenants, promises, agreements, representations, and warranties of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right, privilege, and option to purchase --------------------- (------) shares of the Voting Common Stock, par value $.001 ("Common Shares"), of the Company, at a purchase price of ----------------------------- Dollars ($--------) per
share, in the manner and subject to the conditions hereinafter provided. Said purchase price is not less than the fair market value of one share of the Voting Common Stock of the Company at the time this Option is granted, or if the Optionee is an Employee who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary corporations, said purchase price is not less than 110% of the fair market value of one share of the Common Shares of the Company at the time this Option is granted.

     2. APPLICABILITY OF STOCK OPTION PLAN. The Option granted hereunder shall be in all respects governed by and subject to the terms, definitions, and provisions of the Data National Corporation 1997 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference and attached hereto as Exhibit A. The terms defined in the Plan shall have the same defined meanings herein.

     3. NATURE OF THE OPTION. The Option granted pursuant to this Agreement is intended to be an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code. The Optionee, however, is required to comply with numerous requirements imposed by the Internal Revenue Code and this Agreement to obtain the income tax benefits associated with an incentive stock option and the Optionee is solely responsible for compliance therewith.

     4.  PERIOD OF EXERCISE OF OPTION.

          4.1 Period of Exercise. This Option shall be exercisable prior to such Option's expiration pursuant to Section 6 of this Agreement, only as follows:

               4.1.1 During the period beginning one (1) year from the date of the grant of the Option and ending two (2) years from the date of such grant, the Optionee shall have the right to exercise the Option for at most 20% of the initial number of Common Shares subject to the Option;

               4.1.2 During the period beginning two (2) years from the date of the grant of the Option and ending three (3) years from the date of such grant, the Optionee shall have the right to exercise the Option for at most an additional 20% of the initial number of Common Shares subject to the Option;

               4.1.3 During the period beginning three (3) years from the date of the grant of the Option and ending four (4) years from the date of such grant, the Optionee shall have the right to exercise the Option for at most a second additional 20% of the initial number of Common Shares subject to the Option; and

               4.1.4 During the period beginning four (4) years from the date of the grant of the Option and ending ten (10) years from the date of such grant, the Optionee shall have the right to exercise the Option for all the remaining Common Shares subject to the Option.

          4.2 Cumulative Right to Exercise Options During Vesting Period. The Optionee's right to purchase Common Shares in accordance with subsection
4.1 shall be cumulative.

          4.3 Additional Exercise Requirements. Notwithstanding anything to the contrary herein, this Option may be exercised by the Optionee only if the Optionee (i) is currently an Employee of the Company, and (ii) has maintained continuous status as an Employee at all times during the period beginning on the date of the granting of the Option and ending at the time of the exercise of the Option. The phrase "continuous status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave or absence approved by the Committee; provided that either (i) such leave is for a period of not more than ninety (90) days, or (ii) reemployment upon the expiration of such leave is guaranteed by either contract or statute.

     5. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan and subject to the following:

          5.1 Procedure for Exercise. The Option may be exercised in whole or in part only by the delivery by the Optionee (or legal representative thereof) of written notice to the Company in accordance with the terms of this Agreement and full payment for the Common Shares with respect to which notice of exercise is given to the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under subsection 6.3 of the Plan, except that payment in any method other than by cash or certified check must be pre-authorized by the Committee.

               5.1.1 In the event of failure of the Optionee to take and pay for the number of Common Shares specified in the notice of exercise by the date stated therein, the Option shall become inoperative as to such number of Common Shares, but shall continue with respect to any remaining Common Shares subject to the Option as to which notice of exercise has not been given.

               5.1.2 Exercise of an Option in any manner shall result in a decrease in the number of Common Shares which thereafter may be available both for purposes of the Plan and for sale under the Option.

          5.2 Registration and Compliance with Rules. The Option may not be exercised until the Company has taken all action to comply with all federal and state laws, rules, and regulations and the rules and regulations of any securities exchange on which the Common Shares may then be listed applicable to the issuance of the Common Shares to be acquired, as the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable. If the Company shall be advised by its counsel that shares of stock deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Company may effect registration or obtain consent, and delivery of shares by the Company may be deferred until registration is effected or consent obtained. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained.

     6. EXPIRATION OF OPTION. This Option shall not be exercisable in whole or in part after the expiration of such Option, which expiration shall occur upon the earliest of:

          6.1  Ten (10) years from the date the Option is granted; or

          6.2 If the Option is granted to an Employee who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary corporations, five (5) years from the date the Option is granted; or

          6.3  The earliest of:

               6.3.1 The date on which the Optionee is notified in writing by the Company that his or her employment with the Company is being terminated; or

               6.3.2 The date on which the Optionee notifies the Company that his or her employment with the Company will cease; or

               6.3.3 If neither party provides notice of the termination or cessation of employment, on the date on which the Optionee's employment with the Company ceases; or

          6.4 The date upon which the Option terminates pursuant to subsection 8.2 of the Plan; or

          6.5 The date upon which the Option terminates pursuant to subsection 8.3 of the Plan.

     7. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to the Common Shares covered by this Agreement until payment for such Common Shares shall have been made in full and until the date of the issuance of a share certificate for such Common Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in subsection
8.1 of the Plan.

     8. RESTRICTION ON TRANSFER AND LIMITATION UPON EXERCISE. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution and is exercisable, during the lifetime of the Optionee, only by the Optionee.

     9.  RESTRICTIONS ON TRANSFER OF COMMON SHARES.

          9.1 Investment Representation Letter. Unless the Common Shares to be acquired pursuant to the exercise of the Option shall have been registered under the Securities Act of 1933, as amended (the "Act"), prior to such exercise, each notice of the exercise of the Option shall be accompanied by an Investment Representation Letter in the Form attached hereto as Exhibit B, such Investment Representation Letter to include a representation that any of the Common Shares purchased pursuant to the Option shall be acquired for investment only, and not with a view to, or for sale in connection with, any public distribution, and that any subsequent resale of any of such Common Shares either shall be made pursuant to a registration statement under the Act which has become effective and is current with regard to the Common Shares being sold, or shall be made pursuant to an exemption from registration under the Act.

          9.2 Stock Certificate Legend. Unless the Common Shares to be acquired pursuant to the exercise of the Option shall have been registered under the Act prior to such exercise, the Common Shares issued upon exercise of this Option will be "restricted securities" within the meaning of Rule 144 promulgated under the Act and resales of Common Shares must be in compliance with Rule 144, the registration requirements of the Act, or an exemption therefrom. The certificates representing the Common Shares acquired by the exercise of this Option shall bear (i) any legend required by applicable Blue Sky or other state securities or corporate laws, and (ii) a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE MARKETED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, OR OTHER MARKETING IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS AND THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

          9.3 Restriction on Disposition. Except as otherwise provided in subsections 8.2 and 8.3 of the Plan, Common Shares acquired pursuant to the exercise of this Option shall not be disposed of by the Optionee within twenty-four (24) months from the date of grant of the Option nor within twelve
(12) months from the date of transfer of such Common Shares by the Company to the Optionee, other than pursuant to the laws of descent or distribution. Earlier disposition, whether pursuant to subsections 8.2 or 8.3 of the Plan or otherwise, could negatively impact the Optionee's tax consequences relating to the Option.

     10. STOCK RESERVED. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its Voting Common Stock as will be sufficient to satisfy the terms of this Agreement and shall pay any original issue taxes on the exercise of this Option.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of Common Shares subject to this Option and the exercise price per Common Share shall be adjusted in accordance with the provisions of subsection 8.1 of the Plan upon the occurrence of any event described therein. This Option may be terminated in the event of the proposed dissolution or liquidation of the Company pursuant to subsection 8.2 of the Plan. Subsection 8.3 of the Plan provides that this Option may be terminated, assumed by a new employer corporation, or the exercise of the Option may be accelerated upon the occurrence of specified transactions. This Section 11 is qualified in all respects by the terms of Section 8 of the Plan, which is specifically incorporated herein.

     12. MISCELLANEOUS PROVISIONS.

          12.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any permitted heirs, devisees, assigns, successor or successors of the Optionee.

          12.2 Waiver. The failure to demand strict performance of one or more of the terms, covenants, or conditions set forth herein shall not be construed as a continuing waiver or relinquishment thereof and any party may at any time demand strict and complete performance of said terms, covenants, and conditions.

          12.3 Titles. The section and subsection headings used in this Agreement are for convenience of reference only and shall not affect the meaning of the terms and provisions of this Agreement.

          12.4 Construction. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any party. No presumptions or rules of interpretation based upon the identity of the party preparing or drafting the Agreement, or any part thereof, shall be applicable or invoked.

          12.5 Modification. No modification of this Agreement shall be valid or binding upon the parties or entitled to any enforcement whatsoever unless such modification is reduced to writing and signed and dated by both parties.

          12.6 Applicable Law. This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of Colorado, excluding any choice of law rules (whether of the State of Colorado or any other jurisdiction) which may direct the application of the laws of another jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Incentive Stock Option Agreement to be executed the day and year first above written.

                                     DATA NATIONAL CORPORATION,
                                     a Colorado corporation:

                                     By:------------------------------------
                                         Printed Name:----------------------
                                         Title:-----------------------------

     The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof in addition to the terms and provisions of this Agreement. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

                                     OPTIONEE:

                                     --------------------------------------
                                     Printed Name:-------------------------

                EXHIBIT B TO INCENTIVE STOCK OPTION AGREEMENT
                      INVESTMENT REPRESENTATION LETTER

     Pursuant to the terms and conditions of that certain Incentive Stock Option Agreement, dated as of ------------, ---- (the "Stock Option Agreement"), whereby the undersigned (the "Optionee") was granted an option to purchase shares of the Voting Common Stock, $.001 par value, of Data National Corporation (the "Shares"), the Optionee hereby represents and warrants to Data National Corporation (the "Company") as follows:

     1. To the extent that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Optionee has read and is familiar with the Company's latest annual report to the Securities and Exchange Commission on Form 10-K, the Company's latest quarterly report to the Securities and Exchange Commission on Form 10-Q, and any current reports of the Company since the date of the latter to the Securities and Exchange Commission on Form 8-K, and has read and is familiar with the audited financial statements and unaudited monthly or quarterly, as the case may be, financial statements of the Company (such reports and financial statements, collectively, the "Evaluation Material"), access to which was afforded by the Company to the Optionee prior to the execution of this Investment Representation Letter (the "Letter") and the purchase by the Optionee of the Shares.

     2. To the extent that the Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Optionee has been provided and has read and is familiar with the Company's recent audited financial statements and unaudited monthly or quarterly, as the case may be, financial statements of the Company, any recent business plans of the Company, and such other reports, plans, and memoranda of the Company which explain and provide information concerning the business and affairs of the Company (such reports, plans, memoranda, and financial statements are also collectively referred to as the "Evaluation Material"), access to which was afforded by the Company to the Optionee prior to the execution of this Letter and the purchase by the Optionee of the Shares.

     3. Prior to purchasing the Shares, the Company has made available to the Optionee, during the course of this transaction and prior to the purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company and those persons acting on its behalf, concerning the terms and conditions of this Letter and the information contained in the Evaluation Material, and to obtain any additional information necessary to verify the information provided by the Company to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense.

     4. The Optionee has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally, and of the Optionee's investment in the Shares in particular. The Optionee is able to bear the economic risk of this investment with the full understanding that he or she can lose his or her entire investment; and the Optionee can lose his or her entire investment in the Shares without producing a material adverse change in his or her standard of living as of the date hereof.

     5. The Optionee acknowledges that neither the Shares nor the sale thereof to the Optionee has been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws. The Optionee understands that no registration statement with respect to the Shares has been filed with the Securities and Exchange Commission, nor with any other regulatory authority, and that, as a result, any benefit which might normally accrue to a holder such as the Optionee by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. The Optionee understands that the Shares are "restricted securities" under the Securities Act and, therefore, cannot be resold unless they are subsequently registered under the Securities Act, or unless an exemption from such registration is available; that the Optionee may not resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any and all applicable provisions of the Stock Option Agreement and any regulations under the Securities Act; and that the Company will restrict the transfer of the Shares in accordance with the representations contained in this paragraph.

     6. The Optionee is the only party in interest with respect to the Stock Option Agreement, and is acquiring the Shares for investment for his or her own account for long-term investment only, and not with an intent to resell, fractionalize, divide, or redistribute all or any part of the Shares to any other person.

     7. The Optionee will not transfer, sell, or offer for sale any of the Shares in the absence of (i) an effective registration statement relating thereto under the Securities Act and under all applicable state securities laws, or (ii) an opinion of counsel satisfactory to the Company that such registration or other qualification under the Securities Act or applicable state securities laws is not required in connection with such transfer, offer, or sale. The Optionee acknowledges that the Company is under no obligation to register the Shares or to assist the Optionee in complying with any exemption from registration under the Securities Act or applicable state securities laws.

     8.  The Optionee is at least 18 years old.

     9. The Optionee has adequate means of providing for his or her current needs and personal contingencies, and has no need for liquidity in connection with this investment.

     10. The Optionee's overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth, and the Optionee's investment in the Shares will not cause such overall commitment to become excessive.

     11. The Optionee has evaluated the risks of investing in the Shares, and has determined that the Shares are a suitable investment for him or her.


                                   -----------------------------------------
                                   Print Name:------------------------------

                                   NUMBER OF SHARES SUBJECT
                                   TO OPTION:-------------------------------

                                   NUMBER OF SHARES EXERCISED
                                   BY OPTIONEE:-----------------------------

                                  EXHIBIT 2
                          DATA NATIONAL CORPORATION
                     NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made this ---- day of ----------------, ----, by and between Data National Corporation, a Colorado corporation (the "Company"), and --------------------------------,
an employee or consultant of the Company (the "Optionee").

                                  RECITALS

     WHEREAS, the Board of Directors of the Company has adopted the 1997 Stock Option Plan (the "Plan"); and

     WHEREAS, the Executive Compensation Committee of the Company (the "Committee") considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of the Company's Voting Common Stock in furtherance of the Plan to provide additional compensation to the Optionee and to promote the success of the Company.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the Recitals, the mutual covenants, promises, agreements, representations, and warranties of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right, privilege, and option to purchase --------------- (------) shares of the Voting Common Stock, par value $.001 ("Common Shares"), of the Company, at a purchase price of -------------------- Dollars ($-----) per share, in the manner and subject to the conditions hereinafter provided.

     2. APPLICABILITY OF STOCK OPTION PLAN. The Option granted hereunder shall be in all respects governed by and subject to the terms, definitions, and provisions of the Data National Corporation 1997 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference and attached hereto as Exhibit A. The terms defined in the Plan shall have the same defined meanings herein.

     3. NATURE OF THE OPTION. The Option granted pursuant to this Agreement is not intended to be an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code. The Optionee is responsible for ascertaining the extent of any tax liability and withholdings arising from the grant or exercise of this Option.

     4.  PERIOD OF EXERCISE OF OPTION.

          4.1 Period of Exercise. This Option shall be exercisable prior to such Option's expiration pursuant to subsection 4.2 only during the period beginning on the date of the grant of the Option and ending one (1) year from the date of such grant.

          4.2 Expiration of Option. This Option shall not be exercisable in whole or in part after the expiration of such Option, which expiration shall occur upon the earliest of:

               4.2.1  One (1) year from the date the Option is granted; or

               4.2.2 The date upon which the Option terminates pursuant to subsection 8.2 of the Plan; or

               4.2.3 The date upon which the Option terminates pursuant to subsection 8.3 of the Plan.

     5. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan and subject to the following:

          5.1 Procedure for Exercise. The Option may be exercised in whole or in part only by the delivery by the Optionee (or legal representative thereof) of written notice to the Company in accordance with the terms of this Agreement and full payment for the Common Shares with respect to which notice of exercise is given to the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under subsection 6.3 of the Plan, except that payment in any method other than by cash or certified check must be pre-authorized by the Committee.

               5.1.1 In the event of failure of the Optionee to take and pay for the number of Common Shares specified in the notice of exercise on the date stated therein, the Option shall become inoperative as to such number of Common Shares, but shall continue with respect to any remaining Common Shares subject to the Option as to which notice of exercise has not been given.

               5.1.2 Exercise of an Option in any manner shall result in a decrease in the number of Common Shares which thereafter may be available both for purposes of the Plan and for sale under the Option.

     5. Registration and Compliance with Rules. The Option may not be exercised until the Company has taken all action to comply with all federal and state laws, rules, and regulations and the rules and regulations of any securities exchange on which the Common Shares may then be listed applicable to the issuance of the Common Shares to be acquired, as the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable. If the Company shall be advised by its counsel that shares of stock deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Company may effect registration or obtain consent, and delivery of shares by the Company may be deferred until registration is effected or consent obtained. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained.

     6. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to the Common Shares covered by this Agreement until payment for such Common Shares shall have been made in full and until the date of the issuance of a share certificate for such Common Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in subsection
8.1 of the Plan.

     7. RESTRICTION ON TRANSFER AND LIMITATION UPON EXERCISE. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution and is exercisable, during the lifetime of the Optionee, only by the Optionee.

     8.  RESTRICTIONS ON TRANSFER OF COMMON SHARES.

          8.1 Investment Representation Letter. Unless the Common Shares to be acquired pursuant to the exercise of the Option shall have been registered under the Securities Act of 1933, as amended (the "Act"), prior to such exercise, each notice of the exercise of the Option shall be accompanied by an Investment Representation Letter in the Form attached hereto as Exhibit B, such Investment Representation Letter to include a representation that any of the Common Shares purchased pursuant to the Option shall be acquired for investment only, and not with a view to, or for sale in connection with, any public distribution, and that any subsequent resale of any of such Common Shares either shall be made pursuant to a registration statement under the Act which has become effective and is current with regard to the Common Shares being sold, or shall be made pursuant to an exemption from registration under the Act.

          8.2 Stock Certificate Legend. Unless the Common Shares to be acquired pursuant to the exercise of the Option shall have been registered under the Act prior to such exercise, the Common Shares issued upon exercise of this Option will be "restricted securities" within the meaning of Rule 144 promulgated under the Act and resales of Common Shares must be in compliance with Rule 144, the registration requirements of the Act, or an exemption therefrom. The certificates representing the Common Shares acquired by the exercise of this Option shall bear (i) any legend required by applicable Blue Sky or other state securities laws, and (ii) a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE MARKETED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, OR OTHER MARKETING IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS AND THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

     9. STOCK RESERVED. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its Voting Common Stock as will be sufficient to satisfy the terms of this Agreement and shall pay any original issue taxes on the exercise of this Option.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of Common Shares subject to this Option and the exercise price per Common Share shall be adjusted in accordance with the provisions of subsection 8.1 of the Plan upon the occurrence of any event described therein. This Option may be terminated in the event of the proposed dissolution or liquidation of the Company pursuant to subsection 8.2 of the Plan. Subsection 8.3 of the Plan provides that this Option may be terminated, assumed by a new employer corporation, or the exercise of the Option may be accelerated upon the occurrence of specified transactions. This Section 10 is qualified in all respects by the terms of Section 8 of the Plan, which is specifically incorporated herein.

     11.  MISCELLANEOUS PROVISIONS.

          11.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any permitted heirs, devisees, assigns, successor or successors of the Optionee.

          11.2 Waiver. The failure to demand strict performance of one or more of the terms, covenants, or conditions set forth herein shall not be construed as a continuing waiver or relinquishment thereof and any party may at any time demand strict and complete performance of said terms, covenants, and conditions.

               11.3 Titles. The section and subsection headings used in this Agreement are for convenience of reference only and shall not affect the meaning of the terms and provisions of this Agreement.

          11.4 Construction. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any party. No presumptions or rules of interpretation based upon the identity of the party preparing or drafting the Agreement, or any part thereof, shall be applicable or invoked.

          11.5 Modification. No modification of this Agreement shall be valid or binding upon the parties or entitled to any enforcement whatsoever unless such modification is reduced to writing and signed and dated by both parties.

          11.6 Applicable Law. This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of Colorado, excluding any choice of law rules (whether of the State of Colorado or any other jurisdiction) which may direct the application of the laws of another jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Non-Qualified Stock Option Agreement to be executed the day and year first above written.

                                  DATA NATIONAL CORPORATION,
                                  a Colorado corporation


                                  By:--------------------------------------
                                      Printed Name:------------------------
                                      Title:-------------------------------

     The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof in addition to the terms and provisions of this Agreement. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

                                  OPTIONEE:


                                  ----------------------------------------
                                  Printed Name:---------------------------

            EXHIBIT B TO NON-QUALIFIED STOCK OPTION AGREEMENT
                      INVESTMENT REPRESENTATION LETTER

     Pursuant to the terms and conditions of that certain Non-Qualified Stock Option Agreement, dated as of -------------------, ----- (the "Stock Option Agreement"), whereby the undersigned (the "Optionee") was granted an option to purchase shares of the Voting Common Stock, $.001 par value, of Data National Corporation (the "Shares"), the Optionee hereby represents and warrants to Data National Corporation (the "Company") as follows:

     1. To the extent that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Optionee has read and is familiar with the Company's latest annual report to the Securities and Exchange Commission on Form 10-K, the Company's latest quarterly report to the Securities and Exchange Commission on Form 10-Q, and any current reports of the Company since the date of the latter to the Securities and Exchange Commission on Form 8-K, and has read and is familiar with the audited financial statements and unaudited monthly or quarterly, as the case may be, financial statements of the Company (such reports and financial statements, collectively, the "Evaluation Material"), access to which was afforded by the Company to the Optionee prior to the execution of this Investment Representation Letter (the "Letter") and the purchase by the Optionee of the Shares.

     2. To the extent that the Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Optionee has been provided and has read and is familiar with the Company's recent audited financial statements and unaudited monthly or quarterly, as the case may be, financial statements of the Company, any recent business plans of the Company, and such other reports, plans, and memoranda of the Company which explain and provide information concerning the business and affairs of the Company (such reports, plans, memoranda, and financial statements are also collectively referred to as the "Evaluation Material"), access to which was afforded by the Company to the Optionee prior to the execution of this Letter and the purchase by the Optionee of the Shares.

     3. Prior to purchasing the Shares, the Company has made available to the Optionee, during the course of this transaction and prior to the purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company and those persons acting on its behalf, concerning the terms and conditions of this Letter and the information contained in the Evaluation Material, and to obtain any additional information necessary to verify the information provided by the Company to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense.

     4. The Optionee has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally, and of the Optionee's investment in the Shares in particular. The Optionee is able to bear the economic risk of this investment with the full understanding that he or she can lose his or her entire investment; and the Optionee can lose his or her entire investment in the Shares without producing a material adverse change in his or her standard of living as of the date hereof.

     5. The Optionee acknowledges that neither the Shares nor the sale thereof to the Optionee has been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws. The Optionee understands that no registration statement with respect to the Shares has been filed with the Securities and Exchange Commission, nor with any other regulatory authority, and that, as a result, any benefit which might normally accrue to a holder such as the Optionee by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. The Optionee understands that the Shares are "restricted securities" under the Securities Act and, therefore, cannot be resold unless they are subsequently registered under the Securities Act, or unless an exemption from such registration is available;
that the Optionee may not resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any and all applicable provisions of the Stock Option Agreement and any regulations under the Securities Act; and that the Company will restrict the transfer of the Shares in accordance with the representations contained in this paragraph.

     6. The Optionee is the only party in interest with respect to the Stock Option Agreement, and is acquiring the Shares for investment for his or her own account for long-term investment only, and not with an intent to resell, fractionalize, divide, or redistribute all or any part of the Shares to any other person.

     7. The Optionee will not transfer, sell, or offer for sale any of the Shares in the absence of (i) an effective registration statement relating thereto under the Securities Act and under all applicable state securities laws, or (ii) an opinion of counsel satisfactory to the Company that such registration or other qualification under the Securities Act or applicable state securities laws is not required in connection with such transfer, offer, or sale. The Optionee acknowledges that the Company is under no obligation to register the Shares or to assist the Optionee in complying with any exemption from registration under the Securities Act or applicable state securities laws.

     8.  The Optionee is at least 18 years old.

     9. The Optionee has adequate means of providing for his or her current needs and personal contingencies, and has no need for liquidity in connection with this investment.

     10. The Optionee's overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth, and the Optionee's investment in the Shares will not cause such overall commitment to become excessive.

     11. The Optionee has evaluated the risks of investing in the Shares, and has determined that the Shares are a suitable investment for him or her.


                                   -----------------------------------------
                                   Print Name:------------------------------

                                   NUMBER OF SHARES SUBJECT
                                   TO OPTION:-------------------------------

                                   NUMBER OF SHARES EXERCISED
                                   BY OPTIONEE:-----------------------------